UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2024

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Place, Suite 600
Dublin,	CA		94568
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain
On September 4, 2024, Samantha Wellington resigned her position as Executive Vice President, Business Affairs, Chief Legal Officer, and Secretary of TriNet Group, Inc. (the “Company”) effective September 16, 2024. Ms. Wellington will continue her employment with TriNet USA, Inc., a wholly owned subsidiary of the Company, as a special advisor to the Chief Executive Officer of the Company, until October 4, 2024 (the period between and including September 16, 2024 and October 4, 2024 the “Transition Period”). Ms. Wellington’s compensation and benefits, as well as the terms of her agreement with TriNet USA, Inc., will remain unchanged during the Transition Period but for the aforementioned change to her title and role.
Item 8.01. Other Events.
Related to Ms. Wellington’s resignation, on September 5, 2024, the Company issued a press release announcing the appointment of Sidney Majalya as the Company’s Senior Vice President, Chief Legal Officer and Secretary, effective September 16, 2024, as well as Ms. Wellington’s resignation. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
On September 5, 2024, with effect on and from September 16, 2024, the Company’s Board of Directors designated Mr. Majalya as an executive officer of the Company under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as an officer of the Company under Section 16 of the Exchange Act. The Board also appointed Mr. Majalya as Secretary of the Company effective September 16, 2024.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated September 5, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated September 5, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.
Date:	September 5, 2024	By:	/s/ Samantha Wellington
Samantha Wellington
Executive Vice President, Business Affairs, Chief Legal Officer and Secretary